                                    EXHIBIT 99.1
LendingClub Reports Second Quarter 2022 Results
Record Revenue of $330 million
Reported Net Income of $182 million Including Income Tax Benefit of $135 million
Record Net Income of $47 million Excluding Income Tax Benefit

SAN FRANCISCO – July 27, 2022 – LendingClub Corporation (NYSE: LC), the parent company of LendingClub Bank, America’s leading digital marketplace bank, today announced financial results for the second quarter ended June 30, 2022.
“Our strong execution, marketplace bank model, member and data advantages, and our continued focus on prudent underwriting have all contributed to an incredible first half of the year with records set for both revenue and profitability,” said Scott Sanborn, LendingClub CEO. “Despite the more challenging economic backdrop and increased uncertainty, we are well positioned to navigate through this dynamic environment.”

Record Second Quarter 2022 Results
•Revenue of $330.1 million grew 61% year-over-year, driven by growth in net interest income and marketplace revenue.
◦Recurring stream of net interest income increased 153% year-over-year to $116.2 million.
▪LendingClub Bank’s net interest margin expanded to 8.7% from 5.5% a year earlier, primarily reflecting growth in consumer loans which generate a higher yield.
▪Total loans held for investment (excluding PPP) grew 106% from June 30, 2021, reflecting growth in personal loan originations and an increase in originations retained in the held for investment portfolio. The percentage of originations held for investment increased to 27% from 20% a year earlier as the company reinvested earnings into loan retention to drive growth in recurring revenue.
◦Marketplace revenue of $206.4 million grew 36% year-over-year, reflecting growth in marketplace originations.
•Deposits of $4.5 billion were up 78% from June 30, 2021, supporting growth in loans held for investment.
•The efficiency ratio improved to 63% from 78% a year earlier as the company continued to manage expenses prudently while generating strong revenue growth.
•LendingClub’s credit quality remained better than the industry, with delinquency rates remaining below pre-pandemic levels. Credit quality of the company’s held for investment personal loan portfolio also remained strong reflecting the prime credit profile of its borrowers with an average FICO of 730.
•Provision for credit losses increased to $70.6 million from $34.6 million in the second quarter of 2021, primarily reflecting growth of 106% in loans held for investment (excluding PPP) from June 30, 2021.
•Net income of $182.1 million increased $172.7 million year-over-year. Net income for the second quarter of 2022 included an income tax benefit of $132.0 million, reflecting the release of a $135.3 million valuation allowance against the company’s deferred tax assets, partially offset by a $3.3 million state income tax expense, due to the company’s business model transition and resulting increase in profitability and the expectation of continued profitability.
•Net income excluding the income tax benefit was $46.8 million, up 399% year-over-year.
•Total equity was up $316.7 million or 42% from June 30, 2021 primarily reflecting net income generated over the period and the release of a deferred tax asset valuation allowance.
•Diluted earnings per share of $1.73 compared to earnings of $0.09 per share in the second quarter of 2021. Results in the second quarter of 2022 included an income tax benefit of $1.28 per share due to the release of a deferred tax asset valuation allowance.
•The improvement in diluted earnings per share from a year earlier reflected revenue growth and increased operating efficiency, as well as the benefit from the release of the deferred tax asset valuation allowance.
•Excluding the income tax benefit, diluted earnings per share of $0.45 was up 400% year-over-year.
•Pre-tax, pre-provision income of $120.7 million increased 173% year-over-year, consistent with revenue growth and improved operating efficiency which drove growth in net income.

	Three Months Ended
($ in millions)	June 30, 2022	March 31, 2022	June 30, 2021
Total net revenue	$330.1	$289.5	$204.4
Non-interest expense	209.4	191.2	160.1
Pre-tax, pre-provision income	120.7	98.3	44.3

Provision for credit losses	70.6	52.5	34.6

Income before income tax benefit (expense)	50.1	45.8	9.6
Income tax benefit (expense)	132.0	(5.0)	(0.2)
Net income	$182.1	$40.8	$9.4
Diluted EPS	$1.73	$0.39	$0.09

Income tax benefit from release of tax valuation allowance	$135.3	$—	$—
Net income excluding income tax benefit (1)	$46.8	$40.8	$9.4
Diluted EPS excluding income tax benefit (1)	$0.45	$0.39	$0.09
(1)    Second quarter 2022 income tax benefit of $135.3 million due to the release of a deferred tax asset valuation allowance. See page 3 of this release for additional information on our use of Non-GAAP Financial Measures.

Financial Outlook

The company reaffirmed full year revenue and net income guidance for 2022 (excluding the income tax benefit from release of a deferred tax asset valuation allowance).

(millions)	Third Quarter 2022	Full Year 2022
Total revenue	$280M to $300M	$1.15B to $1.25B
Net income	$30M to $40M	$280M to $300M
Income tax benefit from release of tax valuation allowance	—	$135.3M
Net income excluding income tax benefit	$30M to $40M	$145M to $165M

About LendingClub
LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC. LendingClub Bank is the leading digital marketplace bank in the U.S., where members can access a broad range of financial products and services designed to help them pay less when borrowing and earn more when saving. Based on more than 150 billion cells of data and over $75 billion in loans, our advanced credit decisioning and machine-learning models are used across the customer lifecycle to expand seamless access to credit for our members, while generating compelling risk-adjusted returns for our loan investors. Since 2007, more than 4 million members have joined the Club to help reach their financial goals. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub second quarter 2022 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, July 27, 2022. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To access the call, please dial +1 (844) 200-6205, or outside the U.S. +1 (929) 526-1599, with Access Code 696569, ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. An audio replay will also be available 1 hour after the end of the call until August 3, 2022, by calling +1 (866) 813-9403 or outside the U.S. +44 (204) 525-0658, with Access Code 945301. LendingClub has used, and intends to use, its investor relations website, blog (http://blog.lendingclub.com), Twitter handle (@LendingClub) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Non-GAAP Financial Measures
To supplement our financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Net Income Excluding Income Tax Benefit and Diluted EPS Excluding Income Tax Benefit. Our non-GAAP measures do have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP.

We believe these non-GAAP measures provide management and investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and enable comparison of our financial results with other public companies.

We believe Net Income Excluding Income Tax Benefit and Diluted EPS Excluding Income Tax Benefit are important measures because they directly reflect the financial performance of our business operations. Net Income Excluding Income Tax Benefit adjusts for the release of a deferred tax asset valuation allowance in the second quarter of 2022. Diluted EPS Excluding Income Tax Benefit is a non-GAAP financial measure calculated by dividing Net Income Excluding Income Tax Benefit by the weighted-average diluted common shares outstanding.

For a reconciliation of such measures to the nearest GAAP measure, please refer to the table on page 2 of this release.

Safe Harbor Statement
Some of the statements above, including statements regarding our competitive advantages, macroeconomic outlook, anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to continue to attract and retain new and existing customers; competition; overall economic conditions; the regulatory environment; demand for the types of loans facilitated by us; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in our subsequent filings with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)
The information in the following tables is presented for the consolidated LendingClub Corporation, unless specifically noted for LendingClub Bank, the company’s wholly-owned subsidiary:

	As of and for the three months ended					% Change
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$213,832	$189,857	$179,111	$180,878	$158,476	13%	35%
Net interest income	116,226	99,680	83,132	65,288	45,905	17%	153%
Total net revenue	330,058	289,537	262,243	246,166	204,381	14%	61%
Non-interest expense	209,386	191,204	188,220	178,775	160,139	10%	31%
Pre-tax, pre-provision income	120,672	98,333	74,023	67,391	44,242	23%	173%
Provision for credit losses	70,566	52,509	45,149	37,524	34,634	34%	104%
Income before income tax benefit	50,106	45,824	28,874	29,867	9,608	9%	422%
Income tax benefit (expense)	131,954	(4,988)	234	(2,682)	(237)	N/M	N/M
Net income	182,060	40,836	29,108	27,185	9,371	N/M	N/M
Income tax benefit from release of tax valuation allowance	135,300	—	—	—	—	N/M	N/M
Net income excluding income tax benefit (1)	$46,760	$40,836	$29,108	$27,185	$9,371	15%	399%

Basic EPS – common stockholders	$1.77	$0.40	$0.29	$0.27	$0.10	N/M	N/M
Diluted EPS – common stockholders	$1.73	$0.39	$0.27	$0.26	$0.09	N/M	N/M
Diluted EPS excluding income tax benefit (1)	$0.45	$0.39	$0.27	$0.26	$0.09	15%	400%

LendingClub Bank Performance Metrics:
Net interest margin	8.7%	8.6%	8.3%	7.1%	5.5%
Efficiency ratio (2)	60.5%	63.6%	69.5%	67.5%	69.0%
Return on average equity (ROE)	21.5%	22.5%	21.7%	26.5%	34.7%
Return on average total assets (ROA)	3.0%	3.1%	3.1%	3.7%	4.7%

LendingClub Bank Capital Ratios:
Common Equity Tier 1 Capital Ratio	16.7%	16.0%	16.7%	18.0%	18.7%
Tier 1 Leverage Ratio	13.4%	13.2%	14.3%	14.1%	13.5%

Consolidated LendingClub Corporation Performance Metrics:
Net interest margin	8.5%	8.3%	7.6%	6.3%	4.7%
Efficiency ratio (2)	63.4%	66.0%	71.8%	72.6%	78.4%
Return on average equity (ROE)	33.8%	18.7%	14.1%	13.8%	5.0%
Return on average total assets (ROA)	5.5%	3.1%	2.4%	2.4%	0.8%
Marketing expense as a % of loan originations	1.6%	1.7%	1.7%	1.6%	1.3%

Loan originations (in millions) (3):
Total loan originations	$3,840	$3,217	$3,069	$3,107	$2,722	19%	41%
Marketplace loans	$2,819	$2,360	$2,308	$2,471	$2,182	19%	29%
Loan originations held for investment	$1,021	$856	$761	$636	$541	19%	89%
Loan originations held for investment as a % of total loan originations	27%	27%	25%	20%	20%

Servicing portfolio AUM (in millions) (4)	$14,783	$13,341	$12,463	$11,592	$10,741	11%	38%

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	Q/Q	Y/Y

Balance Sheet Data:
Loans and leases held for investment, net, excluding PPP loans	$3,692,667	$3,049,325	$2,486,440	$2,235,698	$1,791,492	21%	106%
PPP loans	$118,794	$184,986	$268,297	$367,558	$507,553	(36)%	(77)%
Total loans and leases held for investment, net	$3,811,461	$3,234,311	$2,754,737	$2,603,256	$2,299,045	18%	66%
Total assets	$6,186,765	$5,574,425	$4,900,319	$4,750,760	$4,370,101	11%	42%
Total deposits	$4,527,672	$3,977,477	$3,135,788	$2,838,719	$2,539,704	14%	78%
Total liabilities	$5,107,648	$4,686,991	$4,050,077	$3,945,970	$3,607,742	9%	42%
Total equity	$1,079,117	$887,434	$850,242	$804,790	$762,359	22%	42%

Allowance Ratios:
Allowance for loan and lease losses to total loans and leases held for investment	6.0%	5.5%	5.0%	3.9%	3.0%
Allowance for loan and lease losses to total loans and leases held for investment, excluding PPP loans	6.2%	5.8%	5.5%	4.5%	3.8%
Allowance for loan and lease losses to consumer loans and leases held for investment	6.9%	6.6%	6.4%	5.2%	4.3%
Allowance for loan and lease losses to commercial loans and leases held for investment	2.0%	1.8%	1.8%	1.6%	1.5%
Allowance for loan and lease losses to commercial loans and leases held for investment, excluding PPP loans	2.3%	2.3%	2.6%	2.6%	2.8%
N/M – Not meaningful
N/A – Not applicable
(1)    Second quarter 2022 income tax benefit of $135.3 million due to the release of a deferred tax asset valuation allowance. See page 3 of this release for additional information on our use of Non-GAAP Financial Measures.
(2)    Calculated as the ratio of non-interest expense to total net revenue.
(3)    Includes unsecured personal loans, auto loans, and education and patient finance loans only.
(4)    Loans serviced on our platform, which includes unsecured personal loans, auto loans and education and patient finance loans serviced for others and held for investment by the Company.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands, except percentages or as noted)
(Unaudited)

	June 30, 2022	December 31, 2021
Unsecured personal	$2,964,950	$1,804,578
Residential mortgages	176,900	151,362
Secured consumer	142,824	65,976
Total consumer loans held for investment	3,284,674	2,021,916
Equipment finance (1)	164,104	149,155
Commercial real estate	339,524	310,399
Commercial and industrial (2)	266,419	417,656
Total commercial loans and leases held for investment	770,047	877,210
Total loans and leases held for investment	4,054,721	2,899,126
Allowance for loan and lease losses	(243,260)	(144,389)
Loans and leases held for investment, net	$3,811,461	$2,754,737
(1)    Comprised of sales-type leases for equipment.
(2)    Includes $118.8 million and $268.3 million of Paycheck Protection Program (PPP) loans as of June 30, 2022 and December 31, 2021, respectively. Such loans are guaranteed by the Small Business Association and, therefore, the Company determined no allowance for expected credit losses is required on these loans.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended
	June 30, 2022			December 31, 2021
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$173,857	$14,128	$187,985	$88,631	$16,105	$104,736
Credit loss expense for loans and leases held for investment	68,314	1,739	70,053	45,595	(306)	45,289
Charge-offs	(14,707)	(1,145)	(15,852)	(5,557)	(313)	(5,870)
Recoveries	720	354	1,074	143	91	234
Allowance for loan and lease losses, end of period	$228,184	$15,076	$243,260	$128,812	$15,577	$144,389

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	June 30, 2022	March 31, 2022	June 30, 2021	Q2 2022 vs Q2 2021	Q2 2022 vs Q1 2022
Non-interest income:
Marketplace revenue (1)	$206,384	$179,966	$151,735	36%	15%
Other non-interest income	7,448	9,891	6,741	10%	(25)%
Total non-interest income	213,832	189,857	158,476	35%	13%

Interest income:
Interest on loans held for sale	7,130	7,450	8,694	(18)%	(4)%
Interest and fees on loans and leases held for investment	108,911	91,442	39,068	179%	19%
Interest on retail and certificate loans held for investment at fair value	5,091	6,969	16,014	(68)%	(27)%
Interest on other loans held for investment at fair value	631	593	1,222	(48)%	6%
Interest on securities available for sale	4,426	4,511	2,539	74%	(2)%
Other interest income	2,279	688	190	N/M	231%
Total interest income	128,468	111,653	67,727	90%	15%

Interest expense:
Interest on deposits	6,078	3,438	1,699	258%	77%
Interest on short-term borrowings	417	435	1,003	(58)%	(4)%
Interest on retail notes, certificates and secured borrowings	5,091	6,969	16,014	(68)%	(27)%
Interest on Structured Program borrowings	360	764	2,668	(87)%	(53)%
Interest on other long-term debt	296	367	438	(32)%	(19)%
Total interest expense	12,242	11,973	21,822	(44)%	2%

Net interest income	116,226	99,680	45,905	153%	17%

Total net revenue	330,058	289,537	204,381	61%	14%

Provision for credit losses	70,566	52,509	34,634	104%	34%

Non-interest expense:
Compensation and benefits	85,103	81,610	71,925	18%	4%
Marketing	61,497	55,080	35,107	75%	12%
Equipment and software	12,461	11,046	9,281	34%	13%
Occupancy	6,209	6,019	6,157	1%	3%
Depreciation and amortization	10,557	11,039	11,508	(8)%	(4)%
Professional services	16,138	12,406	11,520	40%	30%
Other non-interest expense	17,421	14,004	14,641	19%	24%
Total non-interest expense	209,386	191,204	160,139	31%	10%

Income before income tax benefit (expense)	50,106	45,824	9,608	422%	9%
Income tax benefit (expense)	131,954	(4,988)	(237)	N/M	N/M
Net income	$182,060	$40,836	$9,371	N/M	N/M

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	June 30, 2022	March 31, 2022	June 30, 2021	Q2 2022 vs Q2 2021	Q2 2022 vs Q1 2022
Net income per share:
Basic EPS – common stockholders	$1.77	$0.40	$0.10	N/M	N/M
Diluted EPS – common stockholders	$1.73	$0.39	$0.09	N/M	N/M
Weighted-average common shares – Basic	102,776,867	101,493,561	97,785,089	5%	1%
Weighted-average common shares – Diluted	105,042,626	105,052,904	102,031,088	3%	—%
N/M – Not meaningful
(1)    Marketplace revenue consists of the following:

	Three Months Ended			Change (%)
	June 30, 2022	March 31, 2022	June 30, 2021	Q2 2022 vs Q2 2021	Q2 2022 vs Q1 2022
Origination fees	$149,252	$122,093	$113,802	31%	22%
Servicing fees	18,166	18,514	22,714	(20)%	(2)%
Gain on sales of loans	29,319	24,110	19,317	52%	22%
Net fair value adjustments	9,647	15,249	(4,098)	N/M	(37)%
Total marketplace revenue	$206,384	$179,966	$151,735	36%	15%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS BY SEGMENT
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	LendingClub Bank		LendingClub Corporation (Parent only)		Intercompany Eliminations		Total
	June 30, 2022	December 31, 2021	June 30, 2022	December 31, 2021	June 30, 2022	December 31, 2021	June 30, 2022	December 31, 2021
Assets
Total cash and cash equivalents	$1,004,602	$659,919	$95,755	$88,268	$(58,377)	$(61,061)	$1,041,980	$687,126
Restricted cash	—	—	66,044	76,540	(5,792)	(80)	60,252	76,460
Securities available for sale at fair value	370,567	205,730	32,427	57,800	—	—	402,994	263,530
Loans held for sale	62,811	335,449	—	55,799	—	—	62,811	391,248
Loans and leases held for investment, net	3,811,461	2,754,737	—	—	—	—	3,811,461	2,754,737
Retail and certificate loans held for investment at fair value	—	—	122,078	229,719	—	—	122,078	229,719
Other loans held for investment at fair value	—	—	20,583	21,240	—	—	20,583	21,240
Property, equipment and software, net	73,002	36,424	46,974	61,572	—	—	119,976	97,996
Investment in subsidiary	—	—	634,102	557,577	(634,102)	(557,577)	—	—
Goodwill	75,717	75,717	—	—	—	—	75,717	75,717
Other assets	264,600	254,075	230,379	168,042	(26,066)	(119,571)	468,913	302,546
Total assets	5,662,760	4,322,051	1,248,342	1,316,557	(724,337)	(738,289)	6,186,765	4,900,319
Liabilities and Equity
Total deposits	4,591,841	3,196,929	—	—	(64,169)	(61,141)	4,527,672	3,135,788
Short-term borrowings	165	165	7,818	27,615	—	—	7,983	27,780
Advances from PPPLF	123,444	271,933	—	—	—	—	123,444	271,933
Retail notes, certificates and secured borrowings at fair value	—	—	122,078	229,719	—	—	122,078	229,719
Payable on Structured Program borrowings	—	—	15,274	65,451	—	—	15,274	65,451
Other long-term debt	—	—	15,300	15,455	—	—	15,300	15,455
Other liabilities	187,089	218,775	134,874	150,727	(26,066)	(65,551)	295,897	303,951
Total liabilities	4,902,539	3,687,802	295,344	488,967	(90,235)	(126,692)	5,107,648	4,050,077
Total equity	760,221	634,249	952,998	827,590	(634,102)	(611,597)	1,079,117	850,242
Total liabilities and equity	$5,662,760	$4,322,051	$1,248,342	$1,316,557	$(724,337)	$(738,289)	$6,186,765	$4,900,319

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME BY SEGMENT
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30, 2022
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$191,087	$11,167	$4,130	$206,384
Other non-interest income	20,041	3,914	(16,507)	7,448
Total non-interest income	211,128	15,081	(12,377)	213,832

Interest income:
Interest income	120,152	8,316	—	128,468
Interest expense	(6,213)	(6,029)	—	(12,242)
Net interest income	113,939	2,287	—	116,226

Total net revenue	325,067	17,368	(12,377)	330,058

Provision for credit losses	(70,566)	—	—	(70,566)
Non-interest expense	(196,636)	(25,127)	12,377	(209,386)
Income (Loss) before income tax benefit (expense)	57,865	(7,759)	—	50,106
Income tax benefit (expense)	(17,318)	85,864	63,408	131,954
Net income	$40,547	$78,105	$63,408	$182,060

	Three Months Ended March 31, 2022
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$164,835	$15,131	$—	$179,966
Other non-interest income	19,498	4,223	(13,830)	9,891
Total non-interest income	184,333	19,354	(13,830)	189,857

Interest income:
Interest income	99,823	11,830	—	111,653
Interest expense	(3,644)	(8,329)	—	(11,973)
Net interest income	96,179	3,501	—	99,680

Total net revenue	280,512	22,855	(13,830)	289,537

Provision for credit losses	(52,509)	—	—	(52,509)
Non-interest expense	(178,459)	(26,575)	13,830	(191,204)
Income (Loss) before income tax benefit (expense)	49,544	(3,720)	—	45,824
Income tax benefit (expense)	(12,355)	17,727	(10,360)	(4,988)
Net income	$37,189	$14,007	$(10,360)	$40,836

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME BY SEGMENT (Continued)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30, 2021
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$128,714	$23,021	$—	$151,735
Other non-interest income	28,340	4,281	(25,880)	6,741
Total non-interest income	157,054	27,302	(25,880)	158,476

Interest income:
Interest income	45,325	22,402	—	67,727
Interest expense	(1,972)	(19,850)	—	(21,822)
Net interest income	43,353	2,552	—	45,905

Total net revenue	200,407	29,854	(25,880)	204,381

Reversal of (Provision for) credit losses	(34,956)	322	—	(34,634)
Non-interest expense	(138,182)	(47,837)	25,880	(160,139)
Income (Loss) before income tax benefit (expense)	27,269	(17,661)	—	9,608
Income tax benefit (expense)	12,513	8,922	(21,672)	(237)
Net income (loss)	$39,782	$(8,739)	$(21,672)	$9,371

LENDINGCLUB BANK
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	LendingClub Bank
	Three Months Ended June 30, 2022			Three Months Ended March 31, 2022			Three Months Ended June 30, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (1)
Cash, cash equivalents, restricted cash and other	$964,161	$2,214	0.92%	$829,707	$683	0.33%	$551,895	$186	0.13%
Securities available for sale at fair value	369,012	2,259	2.45%	274,089	1,276	1.86%	165,579	348	0.84%
Loans held for sale	149,506	6,768	18.11%	228,529	6,422	11.24%	144,037	5,723	15.89%
Loans and leases held for investment:
Unsecured personal loans	2,692,148	95,529	14.19%	2,060,323	78,376	15.22%	511,787	19,499	15.24%
Secured consumer loans	268,091	2,351	3.51%	232,235	2,275	3.92%	532,426	5,173	3.89%
Commercial loans and leases	644,002	8,732	5.42%	620,660	7,588	4.89%	623,735	9,062	5.81%
PPP loans	149,454	2,299	6.15%	222,517	3,203	5.76%	615,942	5,334	3.46%
Loans and leases held for investment	3,753,695	108,911	11.61%	3,135,735	91,442	11.66%	2,283,890	39,068	6.84%
Total interest-earning assets	5,236,374	120,152	9.18%	4,468,060	99,823	8.94%	3,145,401	45,325	5.76%

Cash and due from banks	31,142			46,117			34,612
Allowance for loan and lease losses	(202,904)			(163,631)			(51,109)
Other non-interest earning assets	424,586			390,066			221,870
Total assets	$5,489,198			$4,740,612			$3,350,774

Interest-bearing liabilities
Interest-bearing deposits
Checking and money market accounts	$2,463,710	$2,664	0.43%	$2,240,450	$1,724	0.31%	$2,071,112	$1,618	0.31%
Savings accounts and certificates of deposit	1,555,607	3,414	0.88%	1,071,133	1,714	0.65%	301,939	81	0.11%
Interest-bearing deposits	4,019,317	6,078	0.61%	3,311,583	3,438	0.42%	2,373,051	1,699	0.29%
Short-term borrowings	164	—	—%	165	—	—%	2,138	1	0.06%
Advances from PPPLF	151,278	135	0.36%	234,872	206	0.35%	312,168	272	0.35%
Other long-term debt	—	—	—%	—	—	—%	708	—	—%
Total interest-bearing liabilities	4,170,759	6,213	0.60%	3,546,620	3,644	0.42%	2,688,065	1,972	0.29%

Non-interest bearing deposits	399,949			300,218			102,709
Other liabilities	163,095			232,018			100,835
Total liabilities	$4,733,803			$4,078,856			$2,891,609
Total equity	$755,395			$661,756			$459,165
Total liabilities and equity	$5,489,198			$4,740,612			$3,350,774

Interest rate spread			8.58%			8.52%			5.47%

Net interest income and net interest margin		$113,939	8.70%		$96,179	8.61%		$43,353	5.51%
(1)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended June 30, 2022			Three Months Ended March 31, 2022			Three Months Ended June 30, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance		Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (2)
Cash, cash equivalents, restricted cash and other	$1,023,192	$2,279	0.89%	$892,921	$688	0.31%	$642,182		$190	0.12%
Securities available for sale at fair value	409,327	4,426	4.32%	325,155	4,511	5.55%	273,956		2,539	3.71%
Loans held for sale	156,503	7,130	18.22%	255,139	7,450	11.68%	243,445		8,694	14.29%
Loans and leases held for investment:
Unsecured personal loans	2,692,148	95,529	14.19%	2,060,323	78,376	15.22%	511,787		19,499	15.24%
Secured consumer loans	268,091	2,351	3.51%	232,235	2,275	3.92%	532,426		5,173	3.89%
Commercial loans and leases	644,002	8,732	5.42%	620,660	7,588	4.89%	623,735		9,062	5.81%
PPP loans	149,454	2,299	6.15%	222,517	3,203	5.76%	615,942		5,334	3.46%
Loans and leases held for investment	3,753,695	108,911	11.61%	3,135,735	91,442	11.66%	2,283,890	2,283,890	39,068	6.84%
Retail and certificate loans held for investment at fair value	144,613	5,091	14.08%	198,813	6,969	14.02%	448,822		16,014	14.27%
Other loans held for investment at fair value	16,991	631	14.85%	18,523	593	12.80%	38,662		1,222	12.64%
Total interest-earning assets	5,504,321	128,468	9.34%	4,826,286	111,653	9.25%	3,930,957		67,727	6.89%

Cash and due from banks and restricted cash	75,517			92,683			144,897
Allowance for loan and lease losses	(202,904)			(163,631)			(51,109)
Other non-interest earning assets	490,412			486,363			447,826
Total assets	$5,867,346			$5,241,701			$4,472,571

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$2,463,710	$2,664	0.43%	$2,240,450	$1,724	0.31%	$2,071,112		$1,618	0.31%
Savings accounts and certificates of deposit	1,555,607	3,414	0.88%	1,071,133	1,714	0.64%	301,939		81	0.11%
Interest-bearing deposits	4,019,317	6,078	0.61%	3,311,583	3,438	0.42%	2,373,051		1,699	0.29%
Short-term borrowings	10,874	417	15.35%	20,371	435	8.56%	79,511		1,003	5.05%
Advances from PPPLF	151,278	135	0.36%	234,872	206	0.35%	312,168		272	0.35%
Retail notes, certificates and secured borrowings	144,613	5,091	14.08%	198,813	6,969	14.02%	449,057		16,014	14.27%
Structured Program borrowings	18,439	360	7.81%	42,026	764	7.29%	121,738		2,668	8.77%
Other long-term debt	15,357	161	4.20%	15,421	161	4.19%	16,404		166	4.04%
Total interest-bearing liabilities	4,359,878	12,242	1.12%	3,823,086	11,973	1.25%	3,351,929		21,822	2.61%

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended June 30, 2022			Three Months Ended March 31, 2022			Three Months Ended June 30, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Non-interest bearing deposits	292,750			227,337			92,588
Other liabilities	261,795			319,241			276,723
Total liabilities	$4,914,423			$4,369,664			$3,721,240

Total equity	$952,922			$872,037			$751,331
Total liabilities and equity	$5,867,345			$5,241,701			$4,472,571

Interest rate spread			8.21%			8.00%			4.29%

Net interest income and net interest margin		$116,226	8.45%		$99,680	8.26%		$45,905	4.67%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	June 30, 2022	December 31, 2021
Assets
Cash and due from banks	$26,415	$35,670
Interest-bearing deposits in banks	1,015,565	651,456
Total cash and cash equivalents	1,041,980	687,126
Restricted cash	60,252	76,460
Securities available for sale at fair value ($435,451 and $256,170 at amortized cost, respectively)	402,994	263,530
Loans held for sale (includes $62,811 and $142,370 at fair value, respectively)	62,811	391,248
Loans and leases held for investment	4,054,721	2,899,126
Allowance for loan and lease losses	(243,260)	(144,389)
Loans and leases held for investment, net	3,811,461	2,754,737
Retail and certificate loans held for investment at fair value	122,078	229,719
Other loans held for investment at fair value	20,583	21,240
Property, equipment and software, net	119,976	97,996
Goodwill	75,717	75,717
Other assets	468,913	302,546
Total assets	$6,186,765	$4,900,319
Liabilities and Equity
Deposits:
Interest-bearing	$4,261,651	$2,919,203
Noninterest-bearing	266,021	216,585
Total deposits	4,527,672	3,135,788
Short-term borrowings	7,983	27,780
Advances from Paycheck Protection Program Liquidity Facility (PPPLF)	123,444	271,933
Retail notes, certificates and secured borrowings at fair value	122,078	229,719
Payable on Structured Program borrowings	15,274	65,451
Other long-term debt	15,300	15,455
Other liabilities	295,897	303,951
Total liabilities	5,107,648	4,050,077
Equity
Series A Preferred stock, $0.01 par value; 1,200,000 shares authorized; 0 shares issued and outstanding	—	—
Common stock, $0.01 par value; 180,000,000 shares authorized; 103,630,776 and 101,043,924 shares issued and outstanding, respectively	1,036	1,010
Additional paid-in capital	1,594,458	1,559,616
Accumulated deficit	(494,534)	(717,430)
Accumulated other comprehensive income (loss)	(21,843)	7,046
Total equity	1,079,117	850,242
Total liabilities and equity	$6,186,765	$4,900,319